UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2012

FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15181	04-3363001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3030 Orchard Parkway

San Jose, California 95134

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 822-2000

Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At our annual stockholders’ meeting held on May 2, 2012, our stockholders approved an amendment to the Fairchild Semiconductor 2007 Stock Plan to increase the number of shares of our common stock that may be issued under the plan by 4,200,000 shares. The amended version of the plan is summarized in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 19, 2012, in connection with the annual meeting, and is incorporated by reference. This description of the amendments to the plan is qualified in its entirety by reference to the actual terms of the plan, a copy of which is attached as Exhibit 10.26 to this report and incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At our annual stockholders’ meeting held on May 2, 2012, our stockholders approved an amendment to our certificate of incorporation to eliminate certain provisions that appear to require a supermajority stockholder vote in some circumstances. This description of the amendments to the certificate of incorporation is qualified in its entirety by reference to its actual terms, a complete copy of which is included as Exhibit 3.01 (i) to this report and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At our annual stockholders’ meeting held on May 2, 2012, stockholders approved the five proposals listed below. The matters voted upon, including the number of votes cast for, against, as well as the number of abstentions and broker non-votes were as follows:

Proposal No. 1: Elect nine directors to serve until the 2013 annual meeting of stockholders.

	Votes For	Votes Against	Abstentions	Non-Votes
Charles Carinalli	109,328,805	4,554,905	34,384	8,866,059
Randy W. Carson	109,715,164	4,170,357	32,573	8,866,059
Terry A. Klebe	112,536,049	1,346,938	35,107	8,866,059
Anthony Lear	111,208,609	2,673,586	35,899	8,866,059
Thomas L. Magnanti	111,446,727	2,439,039	32,328	8,866,059
Kevin J. McGarity	109,358,603	4,523,997	35,494	8,866,059
Bryan R. Roub	111,292,294	2,591,675	34,125	8,866,059
Ronald W. Shelly	107,427,505	6,432,944	57,645	8,866,059
Mark S. Thompson	109,690,941	4,153,328	73,825	8,866,059

Proposal No. 2: Proposal to approve an amendment to the Fairchild Semiconductor 2007 Stock Plan.

Votes For	Votes Against	Abstentions	Non-Votes
94,719,724	19,137,902	60,468	8,866,059

Proposal No. 3: Proposal to approve executive compensation on an advisory basis.

Votes For	Votes Against	Abstentions	Non-Votes
97,951,928	15,887,779	78,387	8,866,059

Proposal No. 4: Proposal to amend certificate of incorporation to eliminate supermajority voting provisions.

Votes For	Votes Against	Abstentions	Non-Votes
111,601,352	2,302,263	14,479	8,866,059

Proposal No. 5: Withdrawn.

Proposal No. 6:

Ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm.

Votes For	Votes Against	Abstentions	Non-Votes
118,898,607	3,835,443	50,103	8,866,059

Item 8.01.	Other Events.

On April 27, 2012, Fairchild Semiconductor International, Inc. (the “Company”) issued a press release announcing that a jury in the U.S. District Court for the District of Delaware found Power Integrations, Inc. infringes a Fairchild U.S. patent covering primary side regulation. In the same case, the jury found that Fairchild did not infringe two of four U.S. patents asserted by Power Integrations. Fairchild was found to infringe two other Power Integrations U.S. patents. Fairchild products found to infringe include certain PWM controller products. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

On May 1, 2012, the Company issued a press release announcing it had initiated a patent infringement lawsuit against Power Integrations, Inc. in the U.S. District Court for the District of Delaware. A complete copy of the press released is attached to this report as Exhibit 99.2 and incorporated by reference herein.

Item: 9.01.	Exhibits.

Exhibit 3.01(i)	Third Amended and Restated Certificate of Incorporation

Exhibit 10.26	Fairchild Semiconductor 2007 Stock Plan

Exhibit 99.01	Press release dated April 27, 2012

Exhibit 99.02	Press release dated May 1, 2012

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fairchild Semiconductor International, Inc.

Date: May 3, 2012	/s/ Paul D. Delva
Paul D. Delva
Senior Vice President, General Counsel and
Corporate Secretary